Exhibit 11

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Condensed Financial Information" and "Transfer and Dividend Disbursing Agent, Custodian, Counsel and Independent Auditors" and to the use of our reports dated November 13, 1997, which are incorporated by reference, in this Registration Statement (Form N-1A No. 2-30806) of Dreyfus Premier Equity Funds, Inc.

                                                  ERNST & YOUNG LLP


New York, New York
January 26, 1998